UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2006

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01	Entry into a Definitive Material Agreement

In connection with the Company’s search for a new chief executive officer (“CEO”), to encourage continuity in the executive officer ranks during the CEO transition, restricted stock awards and Special Separation Agreements have been provided to the Company’s executive officers other than its CEO, as further described in this Form 8-K.

Form of Restricted Stock Agreement and Restricted Stock Grants to Executive Officers

On October 20, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Zebra Technologies Corporation (the “Company”) approved a form of Restricted Stock Agreement (the “Restricted Stock Agreement”) for awards of restricted stock to the Company’s executive officers under the 2006 Zebra Technologies Corporation Incentive Compensation Plan (the “Plan”) and grants of restricted stock. Each Restricted Stock Agreement would be effective when, and as of, the date an award is granted.

The Restricted Stock Agreement will indicate the number of restricted shares awarded. Under the Restricted Stock Agreement, the restricted stock will vest one year after the grant date if the executive remains employed by the Company throughout the one year period, but will vest before the end of the one year period in the event of death, disability, resignation for good reason, a change in control (as such terms are defined in the Plan), or termination by the Company other than for Cause (as defined in the Restricted Stock Agreement) in accordance with the terms of the Restricted Stock Agreement. The restricted stock is forfeited in certain situations specified in the Restricted Stock Agreement, including if, before the restricted stock vests, the executive’s employment is terminated by the Company for Cause (as defined in the Restricted Stock Agreement) or if the executive resigns other than for Good Reason. In addition, for those recipients of restricted stock who also are provided a Separation Agreement (described below), the vesting of the restricted stock may be accelerated on other events. The Restricted Stock Agreement also contains confidentiality, non-solicitation and non-compete provisions.

The summary of the Restricted Stock Agreement contained herein is qualified in its entirety by reference to the Restricted Stock Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 20, 2006, the Compensation Committee of the Board of Directors of the Company approved grants of restricted stock under the Plan to certain executive officers of the Company, including grants of:

•	4,673 shares to Veraje Anjargolian, the Company’s Vice President and General Manager, Card Printer Solutions;

•	3,921 shares to Noel Elfant, the Company’s Vice President, General Counsel and Corporate Secretary;

•	6,874 shares to Hugh K. Gagnier, the Company’s Senior Vice President – Business Development and Operations, Specialty Printer Solutions;

•	6,708 shares to Philip Gerskovich, the Company’s Senior Vice President, Corporate Development;

•	3,433 shares to Todd R. Naughton, Vice President and Controller;

•	4,405 shares to Bruce R. Ralph, the Company’s Vice President, Human Resources;

•	5,472 shares to Michael H. Terzich, the Company’s Senior Vice President – Global Sales and Marketing, Specialty Printer Solutions; and

•	4,552 shares to Charles R. Whitchurch, the Company’s Chief Financial Officer and Treasurer.

Each share of restricted stock will vest on October 20, 2007, or earlier in accordance with the Restricted Stock Agreement or, if applicable to a restricted stock recipient, in accordance with the Separation Agreement. The terms and conditions of such restricted stock are contained in the form of Restricted Stock Agreement attached hereto as Exhibit 10.1 and made a part hereof.

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Special Separation Agreements

Effective October 20, 2006, the Company provided Special Separation Agreements (individually, a “Separation Agreement”) to all of the Company’s executive officers (except its chief executive officer, Edward Kaplan).

Under the Separation Agreement, if an executive officer’s employment is terminated by the Company without Cause or by the executive officer for Good Reason within twelve months after a Change of CEO (as such terms are defined in the Separation Agreement), the terminated executive officer will be entitled to a twelve-month continuation of his or her base salary at the time of termination or on the date of the Change of CEO, whichever is higher, reduced by any severance payable to him or her under any other severance plan or arrangement maintained by the Company. In addition, in such case the terminated executive officer would also be entitled to certain medical, dental and life insurance benefits for himself or herself and his or her spouse and eligible dependents for a period of fifty-two weeks, acceleration of vesting of all unvested equity grants and deferred compensation under any plan maintained by the Company, including immediate vesting of the restricted stock grants described above, and professional outplacement services in an amount not to exceed $32,000. Payments and benefits under the Separation Agreement are conditioned on an executive officer complying with confidentiality requirements during and after his or her employment with the Company and also non-competition and non-solicitation restrictions for twelve months following termination of his or her employment with the Company.

The summary of the Separation Agreement contained herein is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.2 to this Current Report on 8-K and is incorporated herein by reference.

Form of Non-Qualified Stock Option Agreement

The Company also adopted a new form of Non-Qualified Stock Option Agreement (“Stock Option Agreement”) for non-qualified stock option grants under the Plan. The new form reflects some technical changes to the form previously used. Each Stock Option Agreement would be effective when, and as of, the date an award is granted.

The Stock Option Agreement will indicate the number of option shares awarded and the grant price which will be no less than the fair market value at the close of trading on the date of grant. Under the Stock Option Agreement, options expire on the tenth anniversary of the grant date, but may terminate earlier in accordance with the terms of the Stock Option Agreement. Provided that the participant is employed by the Company through the applicable vesting dates, the options will be exercisable as follows: 0% prior to the first anniversary of the grant date; 15% on or after the first anniversary of the grant date; an additional 17.5% on or after the second anniversary of the grant date; an additional 20% on or after the third anniversary of the grant date; an additional 22.5% on or after the fourth anniversary of the grant date; and an additional 25% on or after the fifth anniversary of the grant date. The vesting of options may be accelerated in the event of death, disability, or a change in control (as defined in the Plan) in accordance with the terms of the Stock Option Agreement. The Stock Option Agreement also contains confidentiality, non-solicitation and non-compete provisions.

The summary of the Stock Option Agreement contained herein is qualified in its entirety by reference to the Stock Option Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Form of Restricted Stock Agreement

10.2	Form of Special Separation Agreement

10.3	Form of Non-Qualified Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: October 23, 2006	By:	/s/ Edward L. Kaplan
Edward L. Kaplan
Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Form of Restricted Stock Agreement

10.2	Form of Special Separation Agreement

10.3	Form of Non-Qualified Stock Option Agreement

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